Other income (expense)	12 Months Ended
Dec. 31, 2021
Other income (expense).
Other income (expense)

24.Other income (expense)

During the year ended December 31, 2020, there was a gain on disposal of $3,042 related to the termination of operating lease due to migration to remote workforce. Other income of $5,454 of was recorded related to an allowance for doubtful account that was written off and later collected, $1,068 of interest income, and $809 of miscellaneous income resulting in an aggregate total of $10,373 was recorded in the statements of loss and other comprehensive loss during the year ended December 31, 2020.

On January 31, 2019, the Company entered into an agreement to settle certain outstanding fees owed to an arm’s length service provider. Pursuant to such agreement, the Company issued 659,600 units (each a “Unit”) in satisfaction of $1,000,000 (CAD$1,319,200) based on the Bank of Canada Exchange Rate on January 30, 2019 of fees owed to such service provider. Each Unit is comprised of one common share and one common share purchase warrant. The common share purchase warrants are exercisable for a period of two years from the date of issuance at an exercise price of CAD $2.60 per share. The Company calculated the fair value of the units to be $1,766,227 and the difference of $762,575 is recorded in other expense on the statements of loss and other comprehensive loss for 2019. Offsetting the amount, there was interest income of $1,340 for the year ended December 31, 2019.